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SUBSCRIPTION AGREEMENT
PROLOGICA INTERNATIONAL, INC.

         The undersigned hereby subscribes for ____ Units ("Units") of Prologica International, Act. Inc. ("Company"), each Unit consisting of (i) 40,000 shares of the Company's Common Stock, no par value ("Common Stock"); and (ii) 20,000 warrants to purchase Common Stock exercisable during the five year period commencing the date of the Closing of the Offering, as defined in the Offering Memorandum dated September 1, 1997 ("Memorandum") at $3.00 per share. The undersigned agrees to pay an aggregate of $ ____________ as a subscription for the Units being purchased hereunder. The entire purchase price is due and payable upon the execution of this Subscription Agreement, and shall be paid by check, subject to collection, or by wire transfer, made payable to the order of Prologica International, Inc. - Escrow Account (wire instructions attached hereto). The Company shall have the right to reject this subscription in whole or in part.
         The undersigned acknowledges that the Units, as well as any shares of Common Stock issuable upon conversion of the warrants (collectively, the "Shares") being purchased hereunder will not be registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the securities comprising the Shares would require registration, and that the Company's reliance upon any such exemption is invariably based upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement and the accompanying Confidential Prospective Purchaser Questionnaires ("Questionnaire")(collectively, the "Subscription Documents").
         1.       The undersigned represents, warrants, and agrees as follows:
                  (a) The undersigned agrees that this Subscription Agreement is and shall be irrevocable unless it has not been accepted by the Company by October 16, 1997, subject to a 30 day extension at the discretion of the Company.
                  (b) The  undersigned  has  carefully  read  this  Subscription
Agreement and the Company's Memorandum dated September 1, 1997 (collectively the "Disclosure Materials") all of which the undersigned acknowledges have been made available to him/her/it. The undersigned acknowledges that, except for the Disclosure Materials, no offering memorandum has been distributed regarding the Shares and that the undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Subscription Agreement and the Disclosure Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same, as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that he or she has received no representations or warranties from the Company, or their respective employees or agents in making this investment decision other than as set forth in the Disclosure Materials.
                  (c) The  undersigned  is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that he or she will realize any gain from this investment, and that the entire investment could be lost.
                   (d) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this offering of the Shares for investment, or any recommendation or endorsement of this offering.
                  (e) The  undersigned  is purchasing  the Shares for his or her own account, with the intention of holding the Shares with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.
                  (f) The  undersigned  represents he or she, if an  individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Shares. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.
                  (g) The  undersigned is financially  able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of his or her investment in the Shares.
                  (h)  The  undersigned  represents  that  his  or  her  overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth, and the investment in the Shares will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Shares are being sold to him or her and to others would not be available if the undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Securities and Exchange Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares, and for which such Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the Securities and Exchange Commission would then regard such sale as one for which no exemption from registration is available. The undersigned will not pledge, transfer or assign this Subscription Agreement.
                  (i) The  undersigned  represents  that the funds  provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.
                  (j) FOR PARTNERSHIPS,  CORPORATIONS, TRUSTS, OR OTHER ENTITIES
ONLY: If the undersigned is a partnership,  corporation,  trust or other entity,
(i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Shares, and (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.
                  (k) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.
                  (1) The  undersigned  has such  knowledge  and  experience  in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.
                  (m) The undersigned acknowledges that the certificates for the securities comprising the Shares which the undersigned will receive will contain a legend substantially as follows:
                  THE SECURITIES  WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE
                  NOT BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933,  AS
                  AMENDED.  THE  SECURITIES  HAVE BEEN  ACQUIRED FOR  INVESTMENT
                  PURPOSES ONLY AND NOT WITH A VIEW TO  DISTRIBUTION  OR RESALE,
                  AND MAY NOT BE SOLD,  TRANSFERRED,  MADE SUBJECT TO A SECURITY
                  INTEREST,  PLEDGED,  HYPOTHECATED  OR  OTHERWISE  DISPOSED  OF
                  UNLESS AND UNTIL  REGISTERED UNDER THE SECURITIES ACT OF 1933,
                  AS  AMENDED,  OR AN  OPINION  OF  COUNSEL  FOR THE  COMPANY IS
                  RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

                  (n) The Questionnaire being delivered by the undersigned to the Company simultaneously herewith is true, complete and correct in all material respects.
                  (o) Other than as set forth in the Registration Rights Agreement between the Company and the undersigned, the Company is under no obligation to register the Shares, under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available.
                  (p) This Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms.
                  (q) The undersigned is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and as set forth in the Questionnaire.
         2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representation contained in the Subscription Documents.
         3. The undersigned subscriber acknowledges that he or she understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold the Company, and their respective officers, directors and counsel harmless from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any Subscription Document including but not limited to the Questionnaire. Such indemnification shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.
         4. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Disclosure Materials and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.
         5. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing signed by the party waiving said right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.
         6. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.
         7. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.
         8. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.
         9. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.
         10. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.
         11. The undersigned understands that the Company may, in its sole discretion, reject this subscription and, in the event that the offering to which this Subscription relates is oversubscribed, reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.
         12. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

                                                JURISDICTIONAL NOTICES
For Residents of all States:
THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES OF THE UNITED STATES OR ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IT IS THE RESPONSIBILITY OF ANY SUBSCRIBER WISHING TO PURCHASE THE SHARES TO SATISFY ITSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.



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                                       ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

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         IN WITNESS  WHEREOF,  the  undersigned  has executed this  Subscription
Agreement on this ____ day of __________________, 1997.
__________________ (Units Subscribed) x $60,000 per Unit = $___________.

1.     |__|   Individual
2.     |__|   Joint Tenants with Right of Survivorship
3.     |__|   Community Property
4.     |__|   Tenants in Common
5.     |__|   Corporation/Partnership
6.     |__|   IRA of ________________
7.     |__|   Trust Dated Opened ___________
8.     |__| As a Custodian For _____________________________________
             Under  the   Uniform   Gift  to  Minors  Act  of  the  State  of
                                                      -----------------
9.     |__|   Married with Separate Property
10.    |__|   Keogh of ________________


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             EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

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             Exact Name in Which Title is to be Held

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             (Signature)

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             Name (Please Print)

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             Residence: Number and Street

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City                State                 Zip Code

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             Social Security Number


Accepted this ___ day of _______________, 1997, on behalf of


             PROLOGICA INTERNATIONAL, INC.

             By: ____________________
             Name:
             Title:



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             EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION,
             PARTNER, TRUST, ETC.


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             Exact Name in Which Title is to be Held

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             Signature

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             Name (Please Print)

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             Title of Person Executing Agreement

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             Address: Number and Street

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City              State               Zip Code


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             Tax Identification Number


Accepted this ____ day of _____________, 1997, on behalf of


             PROLOGICA INTERNATIONAL, INC.

             BY:_______________